                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 30, 1997


                     SEACOAST BANKING CORPORATION OF FLORIDA
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)




     Florida                        0-13660                    59-2260678
---------------                   ------------             -------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
 incorporation)


                               815 Colorado Avenue
                              Stuart, Florida 34994
                              ---------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (561) 287-4000
                       ---------------------------------
              (Registrant's telephone numbers, including area code)
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ITEM 2.           OTHER EVENTS.

                  At the close of business on May 30, 1997, Seacoast Banking Corporation of Florida ("Seacoast") consummated the acquisition (the "Merger") of Port St. Lucie National Bank Holding Corp. ("PSHC") pursuant to the terms of that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 19, 1997 by and between Seacoast and PSHC. In addition, Port St. Lucie National Bank, the wholly-owned banking subsidiary of PSHC, was merged with and into the First National Bank & Trust Company of the Treasure Coast ("FNB"), the wholly-owned banking subsidiary of Seacoast. It is anticipated that Messrs. Jeffrey S. Furst and Christopher E. Fogal, previously directors of PSHC, will become members of the Seacoast and the FNB Boards of Directors.

                  Pursuant to the terms of the Merger Agreement, each share of common stock, par value $.01 per share, of PSHC ("PSHC Common Stock") issued and outstanding at the effective time of the Merger (the "Effective Time") was converted into the right to receive 1.00337 shares of the Class A common stock, par value $.10 per share, of Seacoast ("Seacoast Class A Stock"). In addition, each issued and outstanding warrant to purchase shares of PSHC Common Stock ("PSHC Warrants") at the Effective Time was converted into the right to receive
0.67680 shares of Seacoast Class A Stock. These ratios of exchange were determined in accordance with the formulae set forth in the Merger Agreement, which are dependent on the market price of Seacoast Class A Stock during a 20-day pricing period prior to the Effective Time of the Merger. Each holder of shares of PSHC Common Stock exchanged pursuant to the Merger who was otherwise entitled to receive a fraction of a share of Seacoast Class A Stock received cash-in-lieu of such fractional shares at a price of $25.29375 per share of Seacoast Class A Stock. Each PSHC stock option issued and outstanding as of the Effective Time of the Merger was assumed by Seacoast and converted into the right to purchase shares of Seacoast Class A Stock, adjusted to reflect the PSHC Common Stock conversion ratio. An aggregate of 50,988 shares of Seacoast Class
A Stock are issuable upon exercise of such options.

ITEM 5.           OTHER EVENTS

Amendment and Restatement of Articles of Incorporation

                  At a meeting of the Board of Directors of Seacoast duly called and convened on April 15, 1997, the Board of Directors ratified, adopted and approved an amendment to the Seacoast Articles of Incorporation to clarify the voting requirement in connection with certain business combinations (as it appears below in its entirety, the "Amendment").

                  The Amendment was required to be adopted and approved by the holders of shares of the common stock of Seacoast voting in accordance with the Seacoast Articles of Incorporation. At the Seacoast Meeting, the Amendment was duly adopted and approved in accordance with voting provisions contained in the Articles of Incorporation of Seacoast.
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                  Pursuant to the approval and adoption of the Amendment,
Article XI of the Seacoast Articles of Incorporation now reads in its entirety as follows:

                                   "ARTICLE XI
                MERGER, CONSOLIDATION OR BUSINESS COMBINATION

                  The affirmative vote of the holders of two-thirds (66 2/3%) of all the shares of Class A Common Stock outstanding and entitled to vote, voting as a separate class, and the affirmative vote of the holders of shares with two-thirds (66 2/3%) of all the votes entitled to be cast by all shares of Common Stock of all classes outstanding, voting together as a single class, shall be required to approve any of the following:

                           (a) any merger or consolidation of this corporation
                  with or into any other corporation;

                           (b) any share exchange in which a corporation,
                  person, or entity acquires the issued or outstanding shares of stock of this corporation pursuant to a vote of stockholders;

                           (c) any sale, lease, exchange or other transfer of
                  all, or substantially all, of the assets of this corporation or any significant subsidiary of this corporation to any other corporation, person or entity;

                           (d) any transaction similar to, or having a similar
                  affect on, any of the foregoing transactions.

                  Such affirmative votes shall apply and be required whether or not a vote of the stockholders otherwise would be required by law or the rules of any securities exchange or market (collectively, an "SRO") on which this corporation has shares of its capital stock listed or traded and notwithstanding that a lesser vote of stockholders might otherwise be required by law or SRO; provided, however no such affirmative votes shall be required where this corporation is issuing shares of its capital stock or paying cash or other consideration to acquire, directly or indirectly, another corporation, person or entity."

                  The Amendment became effective upon the close of business May 30, 1997.
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Amendment and Restatement of Bylaws

                  At a meeting of the Board of Directors of Seacoast (the "Board") duly called and convened on May 20, 1997, the Board ratified, approved and adopted an amendment to Bylaws of Seacoast to provide that the number of directors of Seacoast shall be between five (5) and fourteen (14), as the Board shall determine from time to time. Article III, Section 2 of the Bylaws of Seacoast was amended to read in its entirety as follows:

         "2.      NUMBER, TENURE AND QUALIFICATIONS

                  The number of directors of the Corporation shall be determined from time to time by the Board of Directors pursuant to a resolution duly adopted by the Board of Directors, but in no event shall the Corporation have less than five (5) directors nor more than fourteen
         (14) directors. The number of directors may also be changed by the Shareholders from time to time by amendment to these Bylaws, but no decrease in the number of directors shall have the effect of shortening the term of any such incumbent director. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified."

                  On May 20, 1997 the Bylaws of Seacoast were amended and restated to reflect the amendment as it appears above.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         It is impracticable to file at this time the required financial statements required by this Item 7(a). Such financial statements shall be filed as soon as practicable by amendment to this Form 8-K, but in no event later than 60 days after the date that this Form 8-K is filed.

         (b)      Pro Forma Financial Information

         It is impracticable to file at this time the required pro forma financial information required by this Item 7(b). Such pro forma financial information shall be filed as soon as practicable by amendment to this Form 8-K, but in no event later than 60 days after the date that this Form 8-K is filed.
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         (c)      Exhibits


         Exhibit Number             Description of Exhibit

                2 Agreement and Plan of Merger by and between Seacoast and PSHC, dated as of February 19, 1997. (Incorporated by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-24119), filed on March 28, 1997, amended on April 14, 1997 and declared effective on April 16, 1997)

                3.1 Amended and Restated Articles of Incorporation of Seacoast Banking Corporation of Florida

                3.2 Amended and Restated Bylaws of Seacoast Banking Corporation of Florida

                99         Press Release dated June 2, 1997


SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SEACOAST BANKING CORPORATION OF FLORIDA
                                                  (Registrant)



                                    By: /s/ Dale M. Hudson
                                       -----------------------------------------
                                       Dale M. Hudson
                                       President and Chief Executive Officer

Date: June 6, 1997
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                                INDEX TO EXHIBITS



Exhibit Number             Description of Exhibit

        2 Agreement and Plan of Merger by and between Seacoast and PSHC, dated as of February 19, 1997. (Incorporated by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-24119), filed on March 28, 1997, amended on April 14, 1997 and declared effective on April 16, 1997)

        3.1 Amended and Restated Articles of Incorporation of Seacoast Banking Corporation of Florida

        3.2    Amended and Restated Bylaws of Seacoast Banking Corporation of
               Florida

        99     Press Release dated June 2, 1997